Exhibit 4.1

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

E-DISPATCH INC.

COMMON STOCK
PAR VALUE $0.001 EACH

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS,
PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES
THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS
This is to Certify that
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

E-DISPATCH INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.
Dated: _____________.
PRESIDENT
THIS CERTIFICATE IS SUBJECT TO THE RESTRICTIONS
SET FORTH ON THE BACK HEREOF.
SECRETARY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-as tenants in common	UNIF GIFT MIN ACT -	.......... Custodian ..........
			(Cust.)	(Minor)
TEN ENT	-as tenants by the entireties		Under Uniform Gifts to Minors
JT TEN	- as joint tenants with right of		Act ...........................
	survivorship and not as tenants in common		(State)

Additional abbreviations may also be used though not in the above list.

For value received, _________________ hereby sells, assigns and transfers unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

_________________________________________________________________ Shares of ________________________

Common Stock, represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________ Attorney,
to transfer the said Shares on the books of the within named
Corporation with full power of substitution in the premises.

Dated _________________20_________

In presence of

___________________________

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS SUCH REGISTRATION IS NOT REQUIRED.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR
WITHOUT ALTERATION OF ENLARGEMENT OR ANY CHANGE WHATSOEVER